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                                                                    EXHIBIT 21.1


                                                                        STATE OF
                                                                    INCORPORATION OR
                       NAME OF ENTITY                                 ORGANIZATION
                       --------------                               ----------------
America Group Offices, LLC                                              Delaware

America Management Companies, LLC                                       Delaware

AMG-Crockett, LLC                                                       Delaware

AMG-Hilcrest, LLC                                                       Delaware
       d/b/a Hillcrest Clinic

AMG-Hillside, LLC                                                       Delaware

AMG-Livingston, LLC                                                     Delaware

AMG-Logan, LLC                                                          Delaware

AMG-Southern Tennessee, LLC                                             Delaware

AMG-Trinity, LLC                                                        Delaware

Ashley Valley Medical Center, LLC                                       Delaware
       d/b/a Ashley Valley Medical Center

Ashley Valley Physician Practice, LLC                                   Delaware

Athens Physician Practice, LLC                                          Delaware

Athens Regional Medical Center, LLC                                     Delaware

Barrow Medical Center, LLC                                              Delaware
       d/b/a/ Barrow Medical Center

Bartow General Partner, LLC                                             Delaware

Bartow Healthcare System, Ltd.                                          Florida

Bartow Memorial Limited Partner, LLC                                    Delaware

Bourbon Community Hospital, LLC                                         Delaware
       d/b/a Bourbon Community Hospital
       d/b/a Carlisle Medical Clinic

Bourbon Physician Practice, LLC                                         Delaware

Buffalo Trace Radiation Oncology Associates, LLC                        Kentucky

Castleview Hospital, LLC                                                Delaware
       d/b/a Castleview Hospital

Castleview Medical, LLC                                                 Delaware

Castleview Physician Practice, LLC                                      Delaware

Community Hospital of Andalusia, Inc.                                   Alabama

Community Medical, LLC                                                  Delaware

Crockett Hospital, LLC                                                  Delaware

Crockett PHO, LLC                                                       Delaware

Dodge City Healthcare Group, LP                                          Kansas

Dodge City Healthcare Partner, Inc.                                      Kansas

Georgetown Community Hospital, LLC                                      Delaware
       d/b/a Georgetown Community Hospital

Georgetown Rehabilitation, LLC                                          Delaware

Guyan Valley Hospital, LLC                                              Delaware
       d/b/a Guyan Valley Hospital
       d/b/a Guyan Valley Home Health

                                                                        STATE OF
                                                                    INCORPORATION OR
                       NAME OF ENTITY                                 ORGANIZATION
                       --------------                               ----------------
Halstead Hospital, LLC                                                  Delaware

HCK Logan Memorial, LLC                                                 Delaware

HDP Andalusia, LLC                                                      Delaware

HDP Georgetown, LLC                                                     Delaware

Hillside Hospital, LLC                                                  Delaware
       d/b/a  The Pediatric Adolescence Center

HST Physician Practice, LLC                                             Delaware

HTI Georgetown, LLC                                                     Delaware

HTI PineLake, LLC                                                       Delaware

Integrated Physician Services, LLC                                      Delaware

Kansas Healthcare Management Company, Inc.                               Kansas

Kansas Healthcare Management Services, LLC                               Kansas

Kentucky Hospital, LLC                                                  Delaware

Kentucky Medserv, LLC                                                   Delaware

Kentucky MSO, LLC                                                       Delaware

Kentucky Physician Services, Inc.                                       Kentucky

Lake Cumberland Regional Hospital, LLC                                  Delaware
       d/b/a Lake Cumberland Regional Hospital

Lake Cumberland Regional Physician Hospital Organization, LLC           Delaware
       d/b/a Lake Cumberland Regional PHO

Lake Cumberland Surgery Center, LP                                      Delaware
       d/b/a Lake Cumberland Surgery Center, Ltd.

Lakeland Community Hospital, LLC                                        Delaware

Lakeland Physician Practices, LLC                                       Delaware

Lamar Surgery Center, LP                                                Delaware

Lander Valley Medical Center, LLC                                       Delaware

Lander Valley Physician Practices, LLC                                  Delaware

LHSC, LLC                                                               Delaware

LifePoint Asset Management Company, Inc.                                Delaware

LifePoint Corporate Services, General Partnership                       Delaware

LifePoint CSGP, LLC                                                     Delaware

LifePoint CSLP, LLC                                                     Delaware

LifePoint Holdings 2, LLC                                               Delaware

LifePoint Holdings 3, Inc.                                              Delaware

LifePoint Hospitals Holdings, Inc.                                      Delaware

LifePoint Medical Group - Hillside, Inc.                                Tennessee
       d/b/a University Medical Associates
       d/b/a The Pediatric Center

LifePoint of GAGP, LLC                                                  Delaware

LifePoint of Georgia, Limited Partnership                               Delaware

LifePoint of Kentucky, LLC                                              Delaware

LifePoint of Lake Cumberland, LLC                                       Delaware

LifePoint RC, Inc.                                                      Delaware

Livingston Regional Hospital, LLC                                       Delaware

Logan General Hospital, LLC                                             Delaware
       d/b/a  Logan General Hospital
       d/b/a Logan Regional Medical Center

Logan Healthcare Partner, LLC                                           Delaware

                                                                        STATE OF
                                                                    INCORPORATION OR
                       NAME OF ENTITY                                 ORGANIZATION
                       --------------                               ----------------
Logan Medical, LLC                                                      Delaware

Logan Memorial Hospital, LLC                                            Delaware

Logan Physician Practice, LLC                                           Delaware

Meadowview Physician Practice, LLC                                      Delaware

Meadowview Regional Medical Center, LLC                                 Delaware
       d/b/a Meadowview Regional Medical Center

Meadowview Rights, LLC                                                  Delaware

Northwest Medical Center-Winfield, LLC                                  Delaware

NWMC-Winfield Physician Practices, LLC                                  Delaware

PineLake Physician Practice, LLC                                        Delaware

PineLake Regional Hospital, LLC                                         Delaware
       d/b/a Jackson Purchase Medical Center

Poitras Practice, LLC                                                   Delaware

Putnam Community Medical Center, LLC                                    Delaware
       d/b/a Putnam Community Medical Center

R. Kendall Brown Practice, LLC                                          Delaware

Riverton Memorial Hospital, LLC                                         Delaware
       d/b/a Riverton Memorial Hospital

Riverton Physician Practices, LLC                                       Delaware

Riverview Medical Center, LLC                                           Delaware

Russellville Hospital, LLC                                              Delaware

Russellville Physician Practices, LLC                                   Delaware

Select Healthcare, LLC                                                  Delaware

Siletchnik Practice, LLC                                                Delaware

Smith County Memorial Hospital, LLC                                     Delaware
       d/b/a SC Memorial, LLC

Somerset Surgery Partner, LLC                                           Delaware

Southern Tennessee EMS, LLC                                             Delaware

Southern Tennessee Medical Center, LLC                                  Delaware
       d/b/a Emerald-Hodgson Hospital

Southern Tennessee PHO, LLC                                             Delaware

Springhill Medical Center, LLC                                          Delaware
       d/b/a Springhill Medical Center
       d/b/a  Plain Dealing Medical Clinic
       d/b/a Cotton Valley Medical Clinic

Springhill MOB, LLC                                                     Delaware

Springhill Physician Practice, LLC                                      Delaware

Spring View Hospital, LLC                                               Delaware

THM Physician Practice, LLC                                             Delaware

Ville Platte Medical Center, LLC                                        Delaware
       d/b/a Ville Platte Medical Center of Louisiana, LLC

West Virginia Physician Practice, LLC                                   Delaware

Western Plains Regional Hospital, LLC                                   Delaware

Woodford Hospital, LLC                                                  Delaware
       d/b/a Bluegrass Community Hospital

Wyoming Holdings, LLC                                                   Delaware